EXHIBIT 10.7

FORM OF
AMENDED AND RESTATED
MASTER EXCHANGE AGREEMENT
(TRUST MANAGERS)

             This Amended and Restated Master Exchange Agreement dated November 30, 2003 (this "Agreement"), is made by _____________________________________ (the "Recipient") and Camden Property Trust (the "Company").

            WHEREAS, pursuant to that certain Master Exchange Agreement dated _____________ by and between the Recipient and the Company and that certain Master Exchange Agreement dated ____________ by and between the Recipient and the Company (collectively, the “Master Exchange Agreements”), the Recipient exchanged his right to receive unvested Restricted Shares (the “Restricted Shares”) for those certain Rights to Repurchase described in Exhibit A hereto (the “Original Rights to Repurchase”); and

            WHEREAS, the Recipient and the Company desire to (i) exchange the Original Rights to Repurchase for (A) the Rights to Repurchase described in Exhibit B hereto subject to the provisions hereof (the “Modified Rights to Repurchase”) and (B) those certain options to acquire marketable securities from the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”), further described in Exhibit C hereto subject to the provisions of the KEYSOP and one or more Option Agreements entered into by and between the Company and the Recipient (the “Options”); and (ii) amend and restate the Master Exchange Agreements as set forth herein.

            NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The Original Rights to Repurchase are hereby cancelled and the Recipient shall have no further rights (to purchase Company shares or otherwise) with respect thereto. The Master Exchange Agreements are superceded in their entirety by this Agreement.

2.	The Recipient (i) is hereby granted the Modified Rights to Repurchase which, except as provided to the contrary herein, shall be treated for all purposes as if such Modified Rights to Repurchase were originally issued to the Recipient pursuant to the Master Exchange Agreements, as amended hereby; and (ii) hereby acknowledges receipt of the Options. Notwithstanding any provision hereof to the contrary, for purposes of determining the period during which the Modified Rights to Repurchase may be exercised by the Recipient, the applicable vesting date with respect to the Modified Rights to Repurchase shall be the later of November 30, 2003 or the vesting date set forth in the Exchange Supplement B attached hereto as Exhibit D.

3.	The Restricted Shares are (and shall continue to be) held in a rabbi trust (the “Trust”) established by and for the benefit of the Company. The Trust shall be administered by an independent trustee selected by the Company. Unless otherwise agreed by Recipient and the Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company,

$.01 par value per share (the “Common Shares”), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the “Dividend Equivalents”). The Company and Recipient may agree that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”) instead of the Recipient. In such event, the Dividend Equivalents shall be paid into the KEYSOP on a quarterly basis and shall be subject to a six month vesting period beginning on the date that the Dividend Equivalents are deposited into the KEYSOP. The KEYSOP will invest the Dividend Equivalents in marketable securities selected at the discretion of the Committee appointed by the Board of trust managers of the Company pursuant to Article V of the KEYSOP (the “Committee”) and the Recipient will receive an option to purchase assets from the KEYSOP in accordance with the terms of the KEYSOP. Any such agreement to pay Dividend Equivalents to the KEYSOP shall be applicable with respect to Dividend Equivalents payable on account of dividends declared on the Common Shares during the following calendar year, and shall be irrevocable for those Dividend Equivalents. The Dividend Equivalents payable under this Section 3 shall be distributed directly to the Recipient via payroll or to the KEYSOP, as the case may be, on a quarterly basis. Upon the occurrence of any event that results in Recipient no longer being a trust manager of the Company (a “Termination Event”), no Dividend Equivalents shall be payable on any Restricted Shares that are forfeited by the Recipient. If any dividend is declared on the Common Shares after the occurrence of a Termination Event, any related Dividend Equivalents (payable with respect to Restricted Shares that are not forfeited by the Recipient) shall, in the sole discretion of the Committee, be paid to the Recipient in cash or be paid by the Company to the KEYSOP (upon terms and conditions determined to be appropriate by the Committee). Any Dividend Equivalents paid to the KEYSOP shall accumulate in the KEYSOP and be subject to the terms and provisions of the KEYSOP. In this regard, the Committee shall invest such Dividend Equivalents in marketable securities and shall have the right to substitute, from time to time, other marketable securities of equal value for the securities originally purchased by the Committee.

4.	Pursuant to the Modified Rights to Repurchase, the Recipient shall have the right to purchase all or any part of any fully-vested Restricted Shares held in the Trust. The Modified Rights to Repurchase may be exercised with regard to vested shares in an amount at least equal to the lesser of 2,000 shares or the number of shares for any portion of an Award separately identified in the Exchange Supplement B attached hereto as Exhibit D.

5.	The Modified Rights to Repurchase shall vest as shown on the Exchange Supplement B attached hereto as Exhibit D which shall generally track the original vesting schedule for the Restricted Shares prior to the applicable exchange. Subject to Section 8 hereof, the Modified Rights to Repurchase shall be exercisable for a period of 30 years from the vesting date (as established pursuant to Section 2 hereof).

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6.	The exercise price of the Modified Rights to Repurchase shall equal 25% of the Fair Market Value of the Restricted Shares to be purchased by Recipient, as determined on November 30, 2003.

7.	At any time and from time to time, the Committee may determine that it is in the best interests of the Company to exchange some or all of the Recipient’s Modified Rights to Repurchase for Options (as defined in the KEYSOP) to acquire Designated Property (as defined in the KEYSOP) of reasonably equivalent value as of the date of the exchange as determined by the Committee in its reasonable discretion. The Recipient hereby agrees to execute any and all options, option agreements, exchange agreements and other documents, if any, that the Committee determines to be necessary or appropriate in connection with any such exchange.

8.	Subject to Section 14 hereof, if a Termination Event occurs before the vesting of the Modified Rights to Repurchase, the Modified Rights to Repurchase not theretofore vested shall terminate on the date of the Termination Event (the “Termination Date”). Recipient’s vested Modified Rights to Repurchase shall be exercisable for a period of time following the Termination Date equal to the lesser of:

a.	the expiration of the Post Termination Period (as hereinbelow defined), and

b.	Thirty (30) years after the applicable vesting date.

For purposes hereof, the “Post Termination Period” means, as to the Recipient, the period commencing on the day immediately following the Termination Date and ending on the later of (i) one year from the Termination Date or (ii) the number of complete years of service by the Recipient as a trust manager of the Company through the Termination Date (provided, that, if the Recipient has completed at least ten (10) complete years of service as a trust manager, as calculated hereunder, then such period shall end with respect to each Modified Right to Repurchase thirty (30) years from the applicable vesting date). For purposes hereof, any period of service by a Recipient as a trust manager that is less than one year shall be disregarded in calculating the Post Termination Period. In the event of any merger of any entity with and into the Company or any of its subsidiaries, any former trust manager or director of such merged entity who becomes a trust manager of the Company may, in the sole discretion of the Committee, receive credit for all or a portion of such director’s or trust manager’s complete years of service as a trust manager or director with such merged entity for purposes of calculating the Post Termination Period hereunder. In the event that Recipient was a trust manager of the Company and there was a Termination Event with respect to such Recipient and later the Recipient became a trust manager of the Company again, then, unless a waiver (in writing) is granted to the Recipient by the Committee, for purposes of calculating the Post Termination Period, only the complete years of service by the Recipient immediately preceding the current Termination Event shall be considered (i.e. the Post Termination Period will be calculated based on the period beginning upon the date that such Recipient re-commenced service as a trust manager of the Company and ending upon the date of the later Termination Event).

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Notwithstanding any provision hereof to the contrary, (i) upon the date that is six months after the date of the death of a Recipient (the “Six Month Date”), and at any time thereafter, the Post Termination Period applicable to such Recipient’s Modified Rights to Repurchase held by any person or entity other than the surviving spouse of the Recipient or a trust in which such surviving spouse is a then-living beneficiary (a “Specified Beneficiary”), including without limitation any such Modified Rights to Repurchase that were originally held by a Specified Beneficiary on the Six Month Date that are no longer so held due to the death of the surviving spouse or any subsequent transfer of such Modified Rights to Repurchase, shall be equal to the shorter of (A) the Post Termination Period (as calculated above) and (B) one year from the Six Month Date, or if the Modified Rights to Repurchase were held by a Specified Beneficiary on the Six Month Date, one year from the first date thereafter that such Modified Rights to Repurchase are no longer held by a Specified Beneficiary; and (ii) in the event that the Committee determines that any act or omission of the Recipient constitutes fraud or a violation of applicable law or any act or omission of the Recipient in connection with the business or affairs of the Company constitutes gross negligence or intentional misconduct (including, without limitation, any violation of a Company policy in any material respect), then the Committee in its sole discretion, may, upon delivery of written notice to the Recipient, reduce the Post Termination Period to the shorter of (A) the Post Termination Period and (B) sixty (60) days from the date that the Committee determines that the Recipient has committed such act or omission.

Any unexercised Modified Rights to Repurchase that are not exercised within the requisite time period prescribed in this Section 8 shall terminate and be of no further force and effect.

9.	All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

10.	This Agreement shall be construed in accordance with the laws of the State of Texas.

11.	To the extent any provision of this Agreement is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 11.

12.	The Modified Rights to Repurchase, to the extent permitted by law, may be assigned or pledged as follows:

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a.	to the Recipient’s spouse or lineal descendants,

b.	to the trustee of a trust for the primary benefit of the Recipient’s spouse and/or lineal descendants,

c.	to a partnership of which the Recipient’s spouse and/or lineal descendants are the only partners,

d.	to a tax-exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if an assignment is expressly approved in writing by the Committee, and the Recipient receives no consideration for the assignment, or

e.	to a lender reasonably acceptable to the Committee, so long as the pledge of such Modified Rights to Repurchase does not alter the terms, conditions and restrictions of the Modified Rights to Repurchase as in effect immediately prior to such pledge.

Any such assignment or pledge will be evidenced by appropriate written documents in the form prescribed by the Committee executed by the requisite parties, and delivered to the Committee on or before the relevant effective date. In the event of such assignment or pledge the spouse, lineal descendant, trustee, partnership, tax exempt organization or lender will be entitled to all of the rights of the Recipient with respect to the assigned portion of the Modified Right to Repurchase, and such portion of the Modified Right to Repurchase, will continue to be subject to all of the terms, conditions and restrictions applicable to the original award of Restricted Shares, and as set forth in the Plan. Without limiting the foregoing, the occurrence of any Termination Event and the calculation of any Post Termination Period shall continue to be made with reference to the assignor Recipient notwithstanding any permitted assignment or transfer hereunder.

13.	The Restricted Shares and Modified Rights to Repurchase covered by this Agreement shall be subject to the adjustment provisions contained in the Plan (currently Section 7 of the Plan).

14.	To the extent any provisions of this Agreement conflict with (i) the provisions of any employment agreement entered into between the Company or any subsidiary thereof and the Recipient, the terms of the employment agreement shall control or (ii) the terms of any written award document executed by the Company with respect to the Recipient’s Modified Rights to Repurchase (an “Award Agreement”), the terms of the Award Agreement shall control. For purposes hereof, the Master Exchange Agreements shall not constitute Award Agreements. To the extent that any such employment agreement or Award Agreement provides for the automatic or accelerated vesting of securities or derivative securities held by the Recipient upon the occurrence of a change of control, business combination or other enumerated event, any unvested Restricted Shares and the resultant Modified Rights to Repurchase shall be governed by such provisions and shall vest on the terms and conditions set forth in such employment agreement or Award Agreement.

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15.	Notwithstanding any other provision in this Agreement, to the extent that the acceleration of vesting of any Restricted Shares and resultant Modified Rights to Repurchase of a Recipient (who is not then a party to an employment agreement with Employer) following a change in control of the Company, when aggregated with other payments or benefits to the Recipient, whether or not payable pursuant to this Agreement, would, as determined by tax counsel selected by the Company, result in “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code of 1986, as determined from time to time (the “Code)), such parachute payments or benefits provided to the Recipient under this Agreement shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Recipient’s net after tax benefit (after taking into consideration all other payments made by the Company to the Recipient) shall exceed the net after tax benefit if such reduction were not made. “Net after tax benefit” shall mean the sum of (i) all payments and benefits which the Recipient receives or is then entitled to receive that would constitute a “parachute payment” within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payment and benefits described in (i) above by Section 4999 of the Code.

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16.	In the event that a Termination Event shall occur to or with respect to a Recipient, then the Committee may, in its sole discretion, charge the Costs of Administration (as herein defined) with respect to the Recipient’s Modified Rights to Repurchase and the Recipient’s rights under this Agreement to the Recipient (and any transferee or assignee of any of the Recipient’s Modified Rights to Repurchase) during any periods following the Recipient’s Termination of Employment and prior to the exercise by the Recipient of all of his or her Modified Rights to Repurchase. For purposes hereof the “Costs of Administration” with respect to a Recipient’s Modified Rights to Repurchase and the Recipient’s rights under this Agreement shall equal five thousand dollars ($5,000) per year; provided, that, beginning with calendar year 2004 and with respect to each calendar year thereafter, the Committee may increase the Costs of Administration in an amount equal to the increase in the CPI (as herein defined) as of January 1 of the particular year as compared to the CPI as of January 1 of the immediately preceding year. The Recipient and all transferees and assignees of the Recipient’s Modified Rights to Repurchase shall be jointly and severally liable for such Costs of Administration. The Committee may assess such Costs of Administration on an annual, quarterly or other basis. The Recipient and his or her transferees and assignees will pay such Costs of Administration no later than thirty (30) days after receipt of written demand therefor from the Committee. Without limiting any other remedies available to the Company, upon a failure by a Recipient or his or her transferees or assignees to timely pay any such Costs of Administration, (i) the Committee may cancel one or more of the Modified Rights to Repurchase originally issued to the Recipient and deliver the underlying Company shares to the Company to fund such Costs of Administration and/or (ii) the Committee may withhold an amount equal to such Costs of Administration from the Dividend Equivalents otherwise payable to the Recipient or his transferees or assignees and apply such withheld Dividend Equivalents to the payment of the Costs of Administration. For purposes hereof “CPI” means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84 = 100) all items (CPI-U), or if such index shall cease to be published such reasonably comparable commercially recognized, governmental or non-partisan alternative publication the Committee shall select.

17.	The Committee, in its sole discretion may, but shall not be obligated to, allow the Recipient to exchange one or more non-qualified share options or incentive share options granted to the Recipient pursuant to the Company’s 1993 Share Incentive Plan or 2002 Share Incentive Plan or any subsequent share incentive plan of the Company (or any restricted shares received by the Recipient pursuant to the exercise of any such non-qualified share options or incentive share options) for one or more Modified Rights to Repurchase upon terms and conditions approved by the Committee in its sole discretion.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

RECIPIENT _______________________________ CAMDEN PROPERTY TRUST By: __________________________ Name: __________________________ Title: __________________________
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EXHIBIT A ORIGINAL RIGHTS TO REPURCHASE

EXHIBIT B MODIFIED RIGHTS TO REPURCHASE

EXHIBIT C KEYSOP OPTIONS

EXHIBIT D EXCHANGE SUPPLEMENT B

EXHIBIT 10.8

FORM OF
AMENDED AND RESTATED
MASTER EXCHANGE AGREEMENT
(KEY EMPLOYEES)

             This Amended and Restated Master Exchange Agreement dated November 30, 2003 (this “Agreement”), is made by _____________________________________ (the “Recipient”) and Camden Property Trust (the “Company”).

             WHEREAS, pursuant to that certain Master Exchange Agreement dated _____________ by and between the Recipient and the Company and that certain Master Exchange Agreement dated ____________ by and between the Recipient and the Company (collectively, the “Master Exchange Agreements”), the Recipient exchanged his right to receive unvested Restricted Shares (the “Restricted Shares”) for those certain Rights to Repurchase described in Exhibit A hereto (the “Original Rights to Repurchase”); and

             WHEREAS, the Recipient and the Company desire to (i) exchange the Original Rights to Repurchase for (A) the Rights to Repurchase described in Exhibit B hereto subject to the provisions hereof (the “Modified Rights to Repurchase”) and (B) those certain options to acquire marketable securities from the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”), further described in Exhibit C hereto subject to the provisions of the KEYSOP and one or more Option Agreements entered into by and between the Company and the Recipient (the “Options”); and (ii) amend and restate the Master Exchange Agreements as set forth herein.

             NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The Original Rights to Repurchase are hereby cancelled and the Recipient shall have no further rights (to purchase Company shares or otherwise) with respect thereto. The Master Exchange Agreements are superceded in their entirety by this Agreement.

2.	The Recipient (i) is hereby granted the Modified Rights to Repurchase which, except as provided to the contrary herein, shall be treated for all purposes as if such Modified Rights to Repurchase were originally issued to the Recipient pursuant to the Master Exchange Agreements, as amended hereby; and (ii) hereby acknowledges receipt of the Options. Notwithstanding any provision hereof to the contrary, for purposes of determining the period during which the Modified Rights to Repurchase may be exercised by the Recipient, the applicable vesting date with respect to the Modified Rights to Repurchase shall be the later of November 30, 2003 or the vesting date set forth in the Exchange Supplement B attached hereto as Exhibit D.

3.	The Restricted Shares are (and shall continue to be) held in a rabbi trust (the “Trust”) established by and for the benefit of the Company. The Trust shall be administered by an independent trustee selected by the Company. Unless otherwise agreed by Recipient and the Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company, $.01 par value per share (the “Common Shares”), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the “Dividend Equivalents”). The Company and Recipient may agree that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”) instead of the Recipient. In such event, the Dividend Equivalents shall be paid into the KEYSOP on a quarterly basis and shall be subject to a six month vesting period beginning on the date that the Dividend Equivalents are deposited into the KEYSOP. The KEYSOP will invest the Dividend Equivalents in marketable securities selected at the discretion of the Committee appointed by the Board of trust managers of the Company pursuant to Article V of the KEYSOP (the “Committee”) and the Recipient will receive an option to purchase assets from the KEYSOP in accordance with the terms of the KEYSOP. Any such agreement to pay Dividend Equivalents to the KEYSOP shall be applicable with respect to Dividend Equivalents payable on account of dividends declared on the Common Shares during the following calendar year, and shall be irrevocable for those Dividend Equivalents. The Dividend Equivalents payable under this Section 3 shall be distributed directly to the Recipient via payroll or to the KEYSOP, as the case may be, on a quarterly basis. Upon termination of employment of the Recipient, no Dividend Equivalents shall be payable on any Restricted Shares that are forfeited by the Recipient. If any dividend is declared on the Common Shares after the date on which Recipient ceases employment with the Company or its Affiliates, any related Dividend Equivalents (payable with respect to Restricted Shares that are not forfeited by the Recipient) shall, in the sole discretion of the Committee, be paid to the Recipient in cash or be paid by the Company to the KEYSOP (upon terms and conditions determined to be appropriate by the Committee). Any Dividend Equivalents paid to the KEYSOP shall accumulate in the KEYSOP and be subject to the terms and provisions of the KEYSOP. In this regard, the Committee shall invest such Dividend Equivalents in marketable securities and shall have the right to substitute, from time to time, other marketable securities of equal value for the securities originally purchased by the Committee.

4.	Pursuant to the Modified Rights to Repurchase, the Recipient shall have the right to purchase all or any part of any fully-vested Restricted Shares held in the Trust. The Modified Rights to Repurchase may be exercised with regard to vested shares in an amount at least equal to the lesser of 2,000 shares or the number of shares for any portion of an Award separately identified in Exchange Supplement B attached hereto as Exhibit D.

5.	The Modified Rights to Repurchase shall vest as shown on the Exchange Supplement B attached hereto as Exhibit D which shall generally track the original vesting schedule for the Restricted Shares prior to the applicable exchange. Subject to Section 8 hereof, the Modified Rights to Repurchase shall be exercisable for a period of 30 years from the vesting date (as established pursuant to Section 2 hereof).

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6.	The exercise price of the Modified Rights to Repurchase shall equal 25% of the Fair Market Value of the Restricted Shares to be purchased by Recipient, as determined on November 30, 2003.

7.	At any time and from time to time, the Committee may determine that it is in the best interests of the Company to exchange some or all of the Recipient’s Modified Rights to Repurchase for Options (as defined in the KEYSOP) to acquire Designated Property (as defined in the KEYSOP) of reasonably equivalent value as of the date of the exchange as determined by the Committee in its reasonable discretion. The Recipient hereby agrees to execute any and all options, option agreements, exchange agreements and other documents, if any, that the Committee determines to be necessary or appropriate in connection with any such exchange.

8.	Subject to Section 14 hereof, if Recipient’s employment with the Company or its Affiliates is terminated for any reason (a “Termination of Employment”) before the vesting of the Modified Rights to Repurchase, the Modified Rights to Repurchase not theretofore vested shall terminate on the date of the Recipient’s Termination of Employment (the “Termination Date”). Recipient’s vested Modified Rights to Repurchase shall be exercisable for a period of time following the Termination Date equal to the lesser of:

a.	the expiration of the Post Termination Period (as hereinbelow defined), and

b.	Thirty (30) years after the applicable vesting date.

For purposes hereof, the “Post Termination Period” means, as to the Recipient, the period commencing on the day immediately following the Termination Date and ending on the later of (i) one year from the Termination Date or (ii) the number of complete years of employment by the Recipient with the Company or its Affiliates through the Termination Date (provided, that, if the Recipient has completed at least ten (10) complete years of employment, as calculated hereunder, then such period shall end with respect to each Modified Right to Repurchase thirty (30) years from the applicable vesting date). For purposes hereof, any period of employment of the Recipient that is less than one year shall be disregarded in calculating the Post Termination Period. In the event of any merger of any entity with and into the Company or any of its subsidiaries, any former employee of such merged entity who becomes an employee of the Company or its subsidiaries may, in the sole discretion of the Committee, receive credit for all or a portion of such employee’s complete years of employment with such merged entity for purposes of calculating the Post Termination Period hereunder. In the event that the Recipient was employed by the Company and there was a Termination of Employment with respect to such Recipient and later the Recipient became an employee of the Company again, then, unless a waiver (in writing) is granted to the Recipient by the Committee, for purposes of calculating the Post Termination Period, only the complete years of employment of the Recipient immediately preceding the current Termination of Employment of the Recipient shall be considered (i.e. the Post Termination Period will be calculated based on the

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period beginning upon the date that such Recipient re-commenced employment with the Company and ending upon the date of his or her Termination of Employment). Notwithstanding any provision hereof to the contrary, (i) upon the date that is six months after the date of the death of the Recipient (the “Six Month Date”), and at any time thereafter, the Post Termination Period applicable to such Recipient’s Modified Rights to Repurchase held by any person or entity other than the surviving spouse of the Recipient or a trust in which such surviving spouse is a then-living beneficiary (a “Specified Beneficiary”), including without limitation any such Modified Rights to Repurchase that were originally held by a Specified Beneficiary on the Six Month Date that are no longer so held due to the death of the surviving spouse or any subsequent transfer of such Modified Rights to Repurchase, shall be equal to the shorter of (A) the Post Termination Period (as calculated above) and (B) one year from the Six Month Date, or if the Modified Rights to Repurchase were held by a Specified Beneficiary on the Six Month Date, one year from the first date thereafter that such Modified Rights to Repurchase are no longer held by a Specified Beneficiary; and (ii) in the event that the Committee determines that any act or omission of the Recipient constitutes fraud or a violation of applicable law or any act or omission of the Recipient in connection with the business or affairs of the Company constitutes gross negligence or intentional misconduct (including, without limitation, any violation of a Company policy in any material respect), then the Committee in its sole discretion, may, upon delivery of written notice to the Recipient, reduce the Post Termination Period to the shorter of (A) the Post Termination Period and (B) sixty (60) days from the date that the Committee determines that the Recipient has committed such act or omission.

Any unexercised Modified Rights to Repurchase that are not exercised within the requisite time period prescribed in this Section 8 shall terminate and be of no further force and effect.

9.	All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

10.	This Agreement shall be construed in accordance with the laws of the State of Texas.

11.	To the extent any provision of this Agreement is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 11.

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12.	The Modified Rights to Repurchase, to the extent permitted by law, may be assigned or pledged as follows:

a.	to the Recipient’s spouse or lineal descendants,

b.	to the trustee of a trust for the primary benefit of the Recipient’s spouse and/or lineal descendants,

c.	to a partnership of which the Recipient’s spouse and/or lineal descendants are the only partners,

d.	to a tax-exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if an assignment is expressly approved in writing by the Committee, and the Recipient receives no consideration for the assignment, or

e.	to a lender reasonably acceptable to the Committee, so long as the pledge of such Modified Rights to Repurchase does not alter the terms, conditions and restrictions of the Modified Rights to Repurchase as in effect immediately prior to such pledge.

Any such assignment or pledge will be evidenced by appropriate written documents in the form prescribed by the Committee executed by the requisite parties, and delivered to the Committee on or before the relevant effective date. In the event of such assignment or pledge the spouse, lineal descendant, trustee, partnership, tax exempt organization or lender will be entitled to all of the rights of the Recipient with respect to the assigned portion of the Modified Right to Repurchase, and such portion of the Modified Right to Repurchase, will continue to be subject to all of the terms, conditions and restrictions applicable to the original award of Restricted Shares, and as set forth in the Plan. Without limiting the foregoing, the occurrence of any Termination of Employment and the calculation of any Post Termination Period shall continue to be made with reference to the assignor Recipient notwithstanding any permitted assignment or transfer hereunder.

13.	The Restricted Shares and Modified Rights to Repurchase covered by this Agreement shall be subject to the adjustment provisions contained in the Plan (currently Section 7 of the Plan).

14.	To the extent any provisions of this Agreement conflict with (i) the provisions of any employment agreement entered into between the Company or any subsidiary thereof and the Recipient, the terms of the employment agreement shall control or (ii) the terms of any written award document executed by the Company with respect to the Recipient’s Modified Rights to Repurchase (an “Award Agreement”), the terms of the Award Agreement shall control. For purposes hereof, the Master Exchange Agreements shall not constitute Award Agreements. To

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the extent that any such employment agreement or Award Agreement provides for the automatic or accelerated vesting of securities or derivative securities held by the Recipient upon the occurrence of a change of control, business combination or other enumerated event, any unvested Restricted Shares and the resultant Modified Rights to Repurchase shall be governed by such provisions and shall vest on the terms and conditions set forth in such employment agreement or Award Agreement. Upon a “Change of Control” (as defined below) with respect to the Company, notwithstanding any provision of Section 8 hereof to the contrary, any unvested Modified Rights to Repurchase of a Recipient hereunder that would otherwise vest (assuming no Termination of Employment with respect to such Recipient) within the six month period following such Change of Control shall automatically vest upon such Change of Control. For purposes hereof “Change of Control” shall mean any one or more of the following:

a.	any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common shares of the Company) together with its “affiliates” and “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) makes a tender or exchange offer for or is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

b.	during any period of two consecutive years (not including any period prior to the date hereof), individuals who at the beginning of such period constitute the Board of trust managers of the Company, and any new trust managers (other than trust managers designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses a., c. or d. of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the trust managers then still in office who either were trust managers at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

c.	the shareholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined)

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acquires more than 25% of the combined voting power of the Company’s then outstanding securities; or

d.	the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company’s assets. For purposes of this clause d., the term “the sale, exchange or disposition by the Company of all or a significant portion of the Company’s assets” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33-1/3% of the Fair Market Value of the Company (as hereinafter defined). For purposes of the preceding sentence, the “Fair Market Value of the Company” shall be the aggregate market value of the outstanding shares of beneficial interest of the Company (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities. The aggregate market value of the common shares of the Company shall be determined by multiplying the number of such common shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the “Transaction Date”) by the average closing price of such common shares for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other securities of the Company shall be determined in the foregoing manner or by such other method as the Board of trust managers shall determine is appropriate.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board of trust managers determines otherwise.

15.	Notwithstanding any other provision in this Agreement, to the extent that the acceleration of vesting of any Restricted Shares and resultant Modified Rights to Repurchase of a Recipient (who is not then a party to an employment agreement with Employer) following a Change in Control, when aggregated with other payments or benefits to the Recipient, whether or not payable pursuant to this Agreement, would, as determined by tax counsel selected by the Company, result in “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code of 1986, as determined from time to time (the “Code)), such parachute payments or benefits provided to the Recipient under this Agreement shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Recipient’s net after tax benefit (after taking into consideration all other payments made by the Company to the Recipient) shall exceed the net after tax benefit if such reduction were

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not made. “Net after tax benefit” shall mean the sum of (i) all payments and benefits which the Recipient receives or is then entitled to receive that would constitute a “parachute payment” within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payment and benefits described in (i) above by Section 4999 of the Code.

16.	In the event that a Termination of Employment shall occur to or with respect to a Recipient, then the Committee may, in its sole discretion, charge the Costs of Administration (as herein defined) with respect to the Recipient’s Modified Rights to Repurchase and the Recipient’s rights under this Agreement to the Recipient (and any transferee or assignee of any of the Recipient’s Modified Rights to Repurchase) during any periods following the Recipient’s Termination of Employment and prior to the exercise by the Recipient of all of his or her Modified Rights to Repurchase. For purposes hereof the “Costs of Administration” with respect to a Recipient’s Modified Rights to Repurchase and the Recipient’s rights under this Agreement shall equal five thousand dollars ($5,000) per year; provided, that, beginning with calendar year 2004 and with respect to each calendar year thereafter, the Committee may increase the Costs of Administration in an amount equal to the increase in the CPI (as herein defined) as of January 1 of the particular year as compared to the CPI as of January 1 of the immediately preceding year. The Recipient and all transferees and assignees of the Recipient’s Modified Rights to Repurchase shall be jointly and severally liable for such Costs of Administration. The Committee may assess such Costs of Administration on an annual, quarterly or other basis. The Recipient and his or her transferees and assignees will pay such Costs of Administration no later than thirty (30) days after receipt of written demand therefor from the Committee. Without limiting any other remedies available to the Company, upon a failure by a Recipient or his or her transferees or assignees to timely pay any such Costs of Administration, (i) the Committee may cancel one or more of the Modified Rights to Repurchase originally issued to the Recipient and deliver the underlying Company shares to the Company to fund such Costs of Administration and/or (ii) the Committee may withhold an amount equal to such Costs of Administration from the Dividend Equivalents otherwise payable to the Recipient or his transferees or assignees and apply such withheld Dividend Equivalents to the payment of the Costs of Administration. For purposes hereof “CPI” means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84 = 100) all items (CPI-U), or if such index shall cease to be published such reasonably comparable commercially recognized, governmental or non-partisan alternative publication the Committee shall select.

17.	The Committee, in its sole discretion may, but shall not be obligated to, allow the Recipient to exchange one or more non-qualified share options or incentive share options granted to the Recipient pursuant to the Company’s 1993 Share Incentive Plan or 2002 Share Incentive Plan or any subsequent share incentive plan of the Company (or any restricted shares received by the Recipient pursuant

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to the exercise of any such non-qualified share options or incentive share options) for one or more Modified Rights to Repurchase upon terms and conditions approved by the Committee in its sole discretion.

9 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

RECIPIENT ________________________________

CAMDEN PROPERTY TRUST

By: Name: Title:	__________________________ __________________________ __________________________
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EXHIBIT A ORIGINAL RIGHTS TO REPURCHASE

EXHIBIT B MODIFIED RIGHTS TO REPURCHASE

EXHIBIT C KEYSOP OPTIONS

EXHIBIT D EXCHANGE SUPPLEMENT B

EXHIBIT 10.9

FORM OF MASTER EXCHANGE AGREEMENT
(Key Employees)

          This Master Exchange Agreement (this “Agreement”) entered into this XX day of MONTH, YEAR by and between INSERT NAME (“Recipient”) and Camden Property Trust (the “Company”).

          WHEREAS, pursuant to the 2002 Share Incentive Plan of Camden Property Trust (such plan together with any successor plan is referred to herein as the “Plan”), the Recipient has and will receive awards of Restricted Shares as shown in Exchange Supplement A attached hereto which shall vest over time in accordance with the terms of the Plan and outlined on Exchange Supplement B;

          WHEREAS, Recipient desires to exchange his right to receive the unvested Restricted Shares upon vesting and all other rights appurtenant thereto for the Rights to Repurchase (as defined below);

          WHEREAS, the Company desires to exchange the Rights to Repurchase for the return of the Recipient’s unvested Restricted Shares;

          NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Recipient hereby agrees to exchange Recipient’s unvested Restricted Shares (including the right to receive dividends thereon and the right to vote such shares) for the Rights to Repurchase as described below.

2.	Upon the execution of this Agreement, the Company shall deposit Recipient’s Restricted Shares into a rabbi trust (the “Trust”) established by and for the benefit of the Company. The Trust shall be administered by an independent trustee who shall be selected by the Company. Unless otherwise agreed by Recipient and the Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company, $.01 par value per share (the “Common Shares”), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the “Dividend Equivalents”). The Company and Recipient may agree that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”) instead of the Recipient. In such event, the Dividend Equivalents shall be paid into the KEYSOP on a quarterly basis and shall be subject to a six month vesting period beginning on the date that the Dividend Equivalents are deposited into the KEYSOP. The KEYSOP will invest the

Dividend Equivalents in marketable securities selected at the discretion of the Committee appointed by the Board of trust managers of the Company pursuant to Article V of the KEYSOP (the “Committee”) and the Recipient will receive an option to purchase assets from the KEYSOP in accordance with the terms of the KEYSOP. Any such agreement to pay Dividend Equivalents to the KEYSOP shall be applicable with respect to Dividend Equivalents payable on account of dividends declared on the Common Shares during the following calendar year, and shall be irrevocable for those Dividend Equivalents. The Dividend Equivalents payable under this Section 2 shall be distributed directly to the Recipient via payroll or to the KEYSOP, as the case may be, on a quarterly basis. Upon termination of employment, no Dividend Equivalents shall be payable on any Restricted Shares that are forfeited by the Recipient. If any dividend is declared on the Common Shares after the date on which Recipient ceases employment with the Company or its Affiliates, any related Dividend Equivalents (payable with respect to Restricted Shares that are not forfeited by the Recipient) shall, in the sole discretion of the Committee, be paid to the Recipient in cash or be paid by the Company to the KEYSOP (upon terms and conditions determined to be appropriate by the Committee). Any Dividend Equivalents paid to the KEYSOP shall accumulate in the KEYSOP and be subject to the terms and provisions of the KEYSOP. In this regard, the Committee shall invest such Dividend Equivalents in marketable securities and shall have the right to substitute, from time to time, other marketable securities of equal value for the securities originally purchased by the Committee.

3.	Recipient shall have the right to purchase all or part of any fully vested Restricted Shares that Recipient exchanged with the Trust (the “Rights to Repurchase”). The Rights to Repurchase may be exercised with regard to vested shares in an amount at least equal to the lesser of 2,000 shares or the number of shares for any portion of an Award separately identified in Exchange Supplement B.

4.	The Rights to Repurchase shall vest as shown on Exchange Supplement B which shall generally track the original vesting schedule for the Restricted Shares prior to the exchange herein. Subject to Section 7 hereof, the Rights to Repurchase shall be exercisable for a period of 30 years from the applicable vesting date.

5.	The exercise price of the Rights to Repurchase shall equal 25% of the Fair Market Value of the Restricted Shares to be purchased by Recipient, as determined on the date on which the Restricted Shares were first exchanged into the Trust.

6.	At any time and from time to time, the Committee may determine that it is in the best interests of the Company to exchange some or all of the Recipient’s Rights to Repurchase for Options (as defined in the KEYSOP) to acquire Designated Property (as defined in the KEYSOP) of reasonably equivalent value as of the date of the exchange as determined by the Committee in its reasonable discretion. The Recipient hereby agrees to execute any and all options, option agreements, exchange agreements and other documents, if any, that the Committee determines to be necessary or appropriate in connection with any such exchange.

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7.	Subject to Section 13 hereof, if Recipient’s employment with the Company or its Affiliates is terminated for any reason (a “Termination of Employment”) before the vesting of the Rights to Repurchase, the Rights to Repurchase not theretofore vested shall terminate on the date of the Recipient’s Termination of Employment (the “Termination Date”). Recipient’s vested Rights to Repurchase shall be exercisable for a period of time following the Termination Date equal to the lesser of:

a.	the expiration of the Post Termination Period (as hereinbelow defined), and

b.	Thirty (30) years after the applicable vesting date.

For purposes hereof, the “Post Termination Period” means, as to the Recipient, the period commencing on the day immediately following the Termination Date and ending on the later of (i) one year from the Termination Date or (ii) the number of complete years of employment by the Recipient with the Company or its Affiliates through the Termination Date (provided, that, if the Recipient has completed at least ten (10) complete years of employment, as calculated hereunder, then such period shall end with respect to each Right to Repurchase thirty (30) years from the applicable vesting date). For purposes hereof, any period of employment of the Recipient that is less than one year shall be disregarded in calculating the Post Termination Period. In the event of any merger of any entity with and into the Company or any of its subsidiaries, any former employee of such merged entity who becomes an employee of the Company or its subsidiaries may, in the sole discretion of the Committee, receive credit for all or a portion of such employee’s complete years of employment with such merged entity for purposes of calculating the Post Termination Period hereunder. In the event that the Recipient was employed by the Company and there was a Termination of Employment with respect to such Recipient and later the Recipient became an employee of the Company again, then, unless a waiver (in writing) is granted to the Recipient by the Committee, for purposes of calculating the Post Termination Period, only the complete years of employment of the Recipient immediately preceding the current Termination of Employment of the Recipient shall be considered (i.e. the Post Termination Period will be calculated based on the period beginning upon the date that such Recipient re-commenced employment with the Company and ending upon the date of his or her Termination of Employment). Notwithstanding any provision hereof to the contrary, (i) upon the date that is six months after the date of the death of the Recipient (the “Six Month Date”), and at any time thereafter, the Post Termination Period applicable to such Recipient’s Rights to Repurchase held by any person or entity other than the surviving spouse of the Recipient or a trust in which such surviving spouse is a then-living beneficiary (a “Specified Beneficiary”), including without limitation any such Rights to Repurchase that were originally held by a Specified Beneficiary on the Six Month Date that are no longer so held due to the death of the surviving spouse or any subsequent transfer of such Rights to Repurchase, shall be equal to the shorter of (A) the Post Termination Period (as calculated above) and (B) one year from the Six Month Date, or if the Rights to Repurchase were held by a Specified Beneficiary on the Six Month Date, one year from the first date thereafter that such Rights to Repurchase are no longer held by a Specified Beneficiary;

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and (ii) in the event that the Committee determines that any act or omission of the Recipient constitutes fraud or a violation of applicable law or any act or omission of the Recipient in connection with the business or affairs of the Company constitutes gross negligence or intentional misconduct (including, without limitation, any violation of a Company policy in any material respect), then the Committee in its sole discretion, may, upon delivery of written notice to the Recipient, reduce the Post Termination Period to the shorter of (A) the Post Termination Period and (B) sixty (60) days from the date that the Committee determines that the Recipient has committed such act or omission.

Any unexercised Rights to Repurchase that are not exercised within the requisite time period prescribed in this Section 7 shall terminate and be of no further force and effect.

8.	All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

9.	This Agreement shall be construed in accordance with the laws of the State of Texas.

10.	To the extent any provision of this Agreement is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10.

11.	The Rights to Repurchase granted hereunder, to the extent permitted by law, may be assigned or pledged as follows:

a.	to the Recipient’s spouse or lineal descendants,

b.	to the trustee of a trust for the primary benefit of the Recipient’s spouse and/or lineal descendants,

c.	to a partnership of which the Recipient’s spouse and/or lineal descendants are the only partners,

d.	to a tax-exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if an assignment is expressly approved in writing by the Committee, and the Recipient receives no consideration for the assignment, or

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e.	to a lender reasonably acceptable to the Committee, so long as the pledge of such Rights to Repurchase does not alter the terms, conditions and restrictions of the Rights to Repurchase as in effect immediately prior to such pledge.

Any such assignment or pledge will be evidenced by appropriate written documents in the form prescribed by the Committee executed by the requisite parties, and delivered to the Committee on or before the relevant effective date. In the event of such assignment or pledge the spouse, lineal descendant, trustee, partnership, tax exempt organization or lender will be entitled to all of the rights of the Recipient with respect to the assigned portion of the Right to Repurchase, and such portion of the Right to Repurchase, will continue to be subject to all of the terms, conditions and restrictions applicable to the original award of Restricted Shares, and as set forth in the Plan. Without limiting the foregoing, the occurrence of any Termination of Employment and the calculation of any Post Termination Period shall continue to be made with reference to the assignor Recipient notwithstanding any permitted assignment or transfer hereunder.

12.	The Restricted Shares and Rights to Repurchase covered by this Agreement shall be subject to the adjustment provisions contained in the Plan (currently Section 7 of the Plan).

13.	To the extent any provisions of this Agreement conflict with (i) the provisions of any employment agreement entered into between the Company or any subsidiary thereof and the Recipient, the terms of the employment agreement shall control or (ii) the terms of any written award document executed by the Company with respect to the Recipient’s Rights to Repurchase (an “Award Agreement”), the terms of the Award Agreement shall control. To the extent that any such employment agreement or Award Agreement provides for the automatic or accelerated vesting of securities or derivative securities held by the Recipient upon the occurrence of a change of control, business combination or other enumerated event, any unvested Restricted Shares and the resultant Rights to Repurchase shall be governed by such provisions and shall vest on the terms and conditions set forth in such employment agreement or Award Agreement. Upon a “Change of Control” (as defined below) with respect to the Company, notwithstanding any provision of Section 7 hereof to the contrary, any unvested Rights to Repurchase of a Recipient hereunder that would otherwise vest (assuming no Termination of Employment with respect to such Recipient) within the six month period following such Change of Control shall automatically vest upon such Change of Control. For purposes hereof “Change of Control” shall mean any one or more of the following:

a.	any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common shares of the Company) together with its “affiliates” and “associates” (as such terms are defined

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in Rule 12b-2 of the Exchange Act) makes a tender or exchange offer for or is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

b.	during any period of two consecutive years (not including any period prior to the date hereof), individuals who at the beginning of such period constitute the Board of trust managers of the Company, and any new trust managers (other than trust managers designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses a., c. or d. of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the trust managers then still in office who either were trust managers at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

c.	the shareholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 25% of the combined voting power of the Company’s then outstanding securities; or

d.	the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company’s assets. For purposes of this clause d., the term “the sale, exchange or disposition by the Company of all or a significant portion of the Company’s assets” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33-1/3% of the Fair Market Value of the Company (as hereinafter defined). For purposes of the preceding sentence, the “Fair Market Value of the Company” shall be the aggregate market value of the outstanding shares of beneficial interest of the Company (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities. The aggregate market value of the common shares of the

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Company shall be determined by multiplying the number of such common shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the “Transaction Date”) by the average closing price of such common shares for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other securities of the Company shall be determined in the foregoing manner or by such other method as the Board of trust managers shall determine is appropriate.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board of trust managers determines otherwise.

14.	Notwithstanding any other provision in this Agreement, to the extent that the acceleration of vesting of any Restricted Shares and resultant Rights to Repurchase of a Recipient (who is not then a party to an employment agreement with Employer) following a Change in Control, when aggregated with other payments or benefits to the Recipient, whether or not payable pursuant to this Agreement, would, as determined by tax counsel selected by the Company, result in “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code of 1986, as determined from time to time (the “Code)), such parachute payments or benefits provided to the Recipient under this Agreement shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Recipient’s net after tax benefit (after taking into consideration all other payments made by the Company to the Recipient) shall exceed the net after tax benefit if such reduction were not made. “Net after tax benefit” shall mean the sum of (i) all payments and benefits which the Recipient receives or is then entitled to receive that would constitute a “parachute payment” within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payment and benefits described in (i) above by Section 4999 of the Code.

15.	In the event that a Termination of Employment shall occur to or with respect to a Recipient, then the Committee may, in its sole discretion, charge the Costs of Administration (as herein defined) with respect to the Recipient’s Rights to Repurchase and the Recipient’s rights under this Agreement (as well as any Rights to Repurchase granted to the Recipient and the Recipient’s rights under any Master Exchange Agreements entered into by the Company and the Recipient, as of or prior to the date hereof) to the Recipient (and any transferee or assignee of any of the Recipient’s Rights to Repurchase) during any periods following the Recipient’s Termination of Employment and prior to the exercise by the Recipient of all of his or her Rights to Repurchase. For purposes hereof the “Costs of Administration” with respect to a Recipient’s Rights to Repurchase and the Recipient’s

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rights under this Agreement (as well as any Rights to Repurchase granted to the Recipient and the Recipient’s rights under any Master Exchange Agreements entered into by the Company and the Recipient, as of or prior to the date hereof) shall equal five thousand dollars ($5,000) per year; provided, that, beginning with calendar year 2004 and with respect to each calendar year thereafter, the Committee may increase the Costs of Administration in an amount equal to the increase in the CPI (as herein defined) as of January 1 of the particular year as compared to the CPI as of January 1 of the immediately preceding year. The Recipient and all transferees and assignees of the Recipient’s Rights to Repurchase shall be jointly and severally liable for such Costs of Administration. The Committee may assess such Costs of Administration on an annual, quarterly or other basis. The Recipient and his or her transferees and assignees will pay such Costs of Administration no later than thirty (30) days after receipt of written demand therefor from the Committee. Without limiting any other remedies available to the Company, upon a failure by a Recipient or his or her transferees or assignees to timely pay any such Costs of Administration, (i) the Committee may cancel one or more of the Rights to Repurchase originally issued to the Recipient and deliver the underlying Company shares to the Company to fund such Costs of Administration and/or (ii) the Committee may withhold an amount equal to such Costs of Administration from the Dividend Equivalents otherwise payable to the Recipient or his transferees or assignees and apply such withheld Dividend Equivalents to the payment of the Costs of Administration. For purposes hereof “CPI” means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84 = 100) all items (CPI-U), or if such index shall cease to be published such reasonably comparable commercially recognized, governmental or non-partisan alternative publication the Committee shall select.

16.	The Committee, in its sole discretion may, but shall not be obligated to, allow the Recipient to exchange one or more non-qualified share options or incentive share options granted to the Recipient pursuant to the Company’s 1993 Share Incentive Plan or 2002 Share Incentive Plan or any subsequent share incentive plan of the Company (or any restricted shares received by the Recipient pursuant to the exercise of any such non-qualified share options or incentive share options) for one or more Rights to Repurchase upon terms and conditions approved by the Committee in its sole discretion.

8 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

RECIPIENT ________________________________

CAMDEN PROPERTY TRUST

By: Name: Title:	__________________________ __________________________ __________________________
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EXCHANGE SUPPLEMENT A

RECIPIENT’S NAME:

I hereby exchange my right to receive unvested Restricted Shares in the amounts shown below in exchange for the indicated Rights to Repurchase.

Recipient's Signature	Date	Rights to Repurchase Received	Exercise Price per Share	Supplement B Reference

        This Exchange Supplement A is subject to the terms and conditions of the Master Exchange Agreement. See Exchange Supplement B for vesting dates of these Restricted Shares.

EXCHANGE SUPPLEMENT B

VESTING SCHEDULE

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EXHIBIT 10.10

FORM OF MASTER EXCHANGE AGREEMENT
(Trust Managers)

        This Master Exchange Agreement (this “Agreement”) entered into this XX day of MONTH, YEAR by and between INSERT NAME (“Recipient”) and Camden Property Trust (the “Company”).

        WHEREAS, pursuant to the 2002 Share Incentive Plan of Camden Property Trust (such plan together with any successor plan is referred to herein as the “Plan”), the Recipient has and will receive awards of Restricted Shares as shown in Exchange Supplement A attached hereto which shall vest over time in accordance with the terms of the Plan and outlined on Exchange Supplement B;

        WHEREAS, Recipient desires to exchange his right to receive the unvested Restricted Shares upon vesting and all other rights appurtenant thereto for the Rights to Repurchase (as defined below);

        WHEREAS, the Company desires to exchange the Rights to Repurchase for the return of the Recipient’s unvested Restricted Shares;

        NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Recipient hereby agrees to exchange Recipient’s unvested Restricted Shares (including the right to receive dividends thereon and the right to vote such shares) for the Rights to Repurchase as described below.

2.	Upon the execution of this Agreement, the Company shall deposit Recipient’s Restricted Shares into a rabbi trust (the “Trust”) established by and for the benefit of the Company. The Trust shall be administered by an independent trustee who shall be selected by the Company. Unless otherwise agreed by Recipient and the Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company, $.01 par value per share (the “Common Shares”), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the “Dividend Equivalents”). The Company and Recipient may agree that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Camden Property Trust Key Employee Share Option Plan (“KEYSOP”) instead of the Recipient. In such event, the Dividend Equivalents shall be paid into the KEYSOP on a quarterly basis and shall be subject to a six month vesting period beginning on the date that the Dividend Equivalents are deposited into the KEYSOP. The KEYSOP will invest the

Dividend Equivalents in marketable securities selected at the discretion of the Committee appointed by the Board of trust managers of the Company pursuant to Article V of the KEYSOP (the “Committee”) and the Recipient will receive an option to purchase assets from the KEYSOP in accordance with the terms of the KEYSOP. Any such agreement to pay Dividend Equivalents to the KEYSOP shall be applicable with respect to Dividend Equivalents payable on account of dividends declared on the Common Shares during the following calendar year, and shall be irrevocable for those Dividend Equivalents. The Dividend Equivalents payable under this Section 2 shall be distributed directly to the Recipient via payroll or to the KEYSOP, as the case may be, on a quarterly basis. Upon the occurrence of any event that results in Recipient no longer being a trust manager of the Company (a “Termination Event”), no Dividend Equivalents shall be payable on any Restricted Shares that are forfeited by the Recipient. If any dividend is declared on the Common Shares after the occurrence of a Termination Event, any related Dividend Equivalents (payable with respect to Restricted Shares that are not forfeited by the Recipient) shall, in the sole discretion of the Committee, be paid to the Recipient in cash or be paid by the Company to the KEYSOP (upon terms and conditions determined to be appropriate by the Committee). Any Dividend Equivalents paid to the KEYSOP shall accumulate in the KEYSOP and be subject to the terms and provisions of the KEYSOP. In this regard, the Committee shall invest such Dividend Equivalents in marketable securities and shall have the right to substitute, from time to time, other marketable securities of equal value for the securities originally purchased by the Committee.

3.	Recipient shall have the right to purchase all or part of any fully vested Restricted Shares that Recipient exchanged with the Trust (the “Rights to Repurchase”). The Rights to Repurchase may be exercised with regard to vested shares in an amount at least equal to the lesser of 2,000 shares or the number of shares for any portion of an Award separately identified in Exchange Supplement B.

4.	The Rights to Repurchase shall vest as shown on Exchange Supplement B which shall generally track the original vesting schedule for the Restricted Shares prior to the exchange herein. Subject to Section 7 hereof, the Rights to Repurchase shall be exercisable for a period of 30 years from the applicable vesting date.

5.	The exercise price of the Rights to Repurchase shall equal 25% of the Fair Market Value of the Restricted Shares to be purchased by Recipient, as determined on the date on which the Restricted Shares were first exchanged into the Trust.

6.	At any time and from time to time, the Committee may determine that it is in the best interests of the Company to exchange some or all of the Recipient’s Rights to Repurchase for Options (as defined in the KEYSOP) to acquire Designated Property (as defined in the KEYSOP) of reasonably equivalent value as of the date of the exchange as determined by the Committee in its reasonable discretion. The Recipient hereby agrees to execute any and all options, option agreements, exchange agreements and other documents, if any, that the Committee determines to be necessary or appropriate in connection with any such exchange.

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7.	Subject to Section 13 hereof, if a Termination Event occurs before the vesting of the Rights to Repurchase, the Rights to Repurchase not theretofore vested shall terminate on the date of the Termination Event (the “Termination Date”). Recipient’s vested Rights to Repurchase shall be exercisable for a period of time following the Termination Date equal to the lesser of:

a.	the expiration of the Post Termination Period (as hereinbelow defined), and

b.	Thirty (30) years after the applicable vesting date.

For purposes hereof, the “Post Termination Period” means, as to the Recipient, the period commencing on the day immediately following the Termination Date and ending on the later of (i) one year from the Termination Date or (ii) the number of complete years of service by the Recipient as a trust manager of the Company through the Termination Date (provided, that, if the Recipient has completed at least ten (10) complete years of service as a trust manager, as calculated hereunder, then such period shall end with respect to each Right to Repurchase thirty (30) years from the applicable vesting date). For purposes hereof, any period of service by the Recipient as a trust manager that is less than one year shall be disregarded in calculating the Post Termination Period. In the event of any merger of any entity with and into the Company or any of its subsidiaries, any former trust manager or director of such merged entity who becomes a trust manager of the Company may, in the sole discretion of the Committee, receive credit for all or a portion of such trust manager’s or director’s complete years of service as a trust manager or director with such merged entity for purposes of calculating the Post Termination Period hereunder. In the event that Recipient was a trust manager of the Company and there was a Termination Event with respect to such Recipient and later the Recipient became a trust manager of the Company again, then, unless a waiver (in writing) is granted to the Recipient by the Committee, for purposes of calculating the Post Termination Period, only the complete years of service by the Recipient as a trust manager immediately preceding the current Termination Event shall be considered (i.e. the Post Termination Period will be calculated based on the period beginning upon the date that such Recipient re-commenced service as a trust manager of the Company and ending upon the date of the later Termination Event). Notwithstanding any provision hereof to the contrary, (i) upon the date that is six months after the date of the death of Recipient (the “Six Month Date”), and at any time thereafter, the Post Termination Period applicable to such Recipient’s Rights to Repurchase held by any person or entity other than the surviving spouse of the Recipient or a trust in which such surviving spouse is a then-living beneficiary (a “Specified Beneficiary”), including without limitation any such Rights to Repurchase that were originally held by a Specified Beneficiary on the Six Month Date that are no longer so held due to the death of the surviving spouse or any subsequent transfer of such Rights to Repurchase, shall be equal to the shorter of (A) the Post Termination Period (as calculated above) and (B) one year from the Six Month Date, or if the Rights to Repurchase were held by a Specified Beneficiary on the Six Month Date, one year from the first date thereafter that such Rights to Repurchase are no longer held by a Specified Beneficiary;

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and (ii) in the event that the Committee determines that any act or omission of the Recipient constitutes fraud or a violation of applicable law or any act or omission of the Recipient in connection with the business or affairs of the Company constitutes gross negligence or intentional misconduct (including, without limitation, any violation of a Company policy in any material respect), then the Committee in its sole discretion, may, upon delivery of written notice to the Recipient, reduce the Post Termination Period to the shorter of (A) the Post Termination Period and (B) sixty (60) days from the date that the Committee determines that the Recipient has committed such act or omission.

Any unexercised Rights to Repurchase that are not exercised within the requisite time period prescribed in this Section 7 shall terminate and be of no further force and effect.

8.	All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

9.	This Agreement shall be construed in accordance with the laws of the State of Texas.

10.	To the extent any provision of this Agreement is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10.

11.	The Rights to Repurchase granted hereunder, to the extent permitted by law, may be assigned or pledged as follows:

a.	to the Recipient’s spouse or lineal descendants,

b.	to the trustee of a trust for the primary benefit of the Recipient’s spouse and/or lineal descendants,

c.	to a partnership of which the Recipient’s spouse and/or lineal descendants are the only partners,

d.	to a tax-exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if an assignment is expressly approved in writing by the Committee, and the Recipient receives no consideration for the assignment, or

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e.	to a lender reasonably acceptable to the Committee, so long as the pledge of such Rights to Repurchase does not alter the terms, conditions and restrictions of the Rights to Repurchase as in effect immediately prior to such pledge.

Any such assignment or pledge will be evidenced by appropriate written documents in the form prescribed by the Committee executed by the requisite parties, and delivered to the Committee on or before the relevant effective date. In the event of such assignment or pledge the spouse, lineal descendant, trustee, partnership, tax exempt organization or lender will be entitled to all of the rights of the Recipient with respect to the assigned portion of the Right to Repurchase, and such portion of the Right to Repurchase, will continue to be subject to all of the terms, conditions and restrictions applicable to the original award of Restricted Shares, and as set forth in the Plan. Without limiting the foregoing, the occurrence of any Termination Event and the calculation of any Post Termination Period shall continue to be made with reference to the assignor Recipient notwithstanding any permitted assignment or transfer hereunder.

12.	The Restricted Shares and Rights to Repurchase covered by this Agreement shall be subject to the adjustment provisions contained in the Plan (currently Section 7 of the Plan).

13.	To the extent any provisions of this Agreement conflict with (i) the provisions of any employment agreement entered into between the Company or any subsidiary thereof and the Recipient, the terms of the employment agreement shall control or (ii) the terms of any written award document executed by the Company with respect to the Recipient’s Rights to Repurchase (an “Award Agreement”), the terms of the Award Agreement shall control. To the extent that any such employment agreement or Award Agreement provides for the automatic or accelerated vesting of securities or derivative securities held by the Recipient upon the occurrence of a change of control, business combination or other enumerated event, any unvested Restricted Shares and the resultant Rights to Repurchase shall be governed by such provisions and shall vest on the terms and conditions set forth in such employment agreement or Award Agreement.

14.	Notwithstanding any other provision in this Agreement, to the extent that the acceleration of vesting of any Restricted Shares and resultant Rights to Repurchase of a Recipient (who is not then a party to an employment agreement with Employer) following a change in control of the Company, when aggregated with other payments or benefits to the Recipient, whether or not payable pursuant to this Agreement, would, as determined by tax counsel selected by the Company, result in “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code of 1986, as determined from time to time (the “Code)), such parachute payments or benefits provided to the Recipient under this Agreement shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Recipient’s net after tax benefit (after taking into consideration all other payments made by the Company to the Recipient) shall exceed the net after tax benefit if such reduction were not made. “Net after tax benefit” shall mean the sum of (i) all

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payments and benefits which the Recipient receives or is then entitled to receive that would constitute a “parachute payment” within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payment and benefits described in (i) above by Section 4999 of the Code.

15.	In the event that a Termination Event shall occur to or with respect to a Recipient, then the Committee may, in its sole discretion, charge the Costs of Administration (as herein defined) with respect to the Recipient’s Rights to Repurchase and the Recipient’s rights under this Agreement (as well as any Rights to Repurchase granted to the Recipient and the Recipient’s rights under any Master Exchange Agreements entered into by the Company and the Recipient, as of or prior to the date hereof) to the Recipient (and any transferee or assignee of any of the Recipient’s Rights to Repurchase) during any periods following the Recipient’s Termination of Employment and prior to the exercise by the Recipient of all of his or her Rights to Repurchase. For purposes hereof the “Costs of Administration” with respect to a Recipient’s Rights to Repurchase and the Recipient’s rights under this Agreement (as well as any Rights to Repurchase granted to the Recipient and the Recipient’s rights under any Master Exchange Agreements entered into by the Company and the Recipient, as of or prior to the date hereof) shall equal five thousand dollars ($5,000) per year; provided, that, beginning with calendar year 2004 and with respect to each calendar year thereafter, the Committee may increase the Costs of Administration in an amount equal to the increase in the CPI (as herein defined) as of January 1 of the particular year as compared to the CPI as of January 1 of the immediately preceding year. The Recipient and all transferees and assignees of the Recipient’s Rights to Repurchase shall be jointly and severally liable for such Costs of Administration. The Committee may assess such Costs of Administration on an annual, quarterly or other basis. The Recipient and his or her transferees and assignees will pay such Costs of Administration no later than thirty (30) days after receipt of written demand therefor from the Committee. Without limiting any other remedies available to the Company, upon a failure by a Recipient or his or her transferees or assignees to timely pay any such Costs of Administration, (i) the Committee may cancel one or more of the Rights to Repurchase originally issued to the Recipient and deliver the underlying Company shares to the Company to fund such Costs of Administration and/or (ii) the Committee may withhold an amount equal to such Costs of Administration from the Dividend Equivalents otherwise payable to the Recipient or his transferees or assignees and apply such withheld Dividend Equivalents to the payment of the Costs of Administration. For purposes hereof “CPI” means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84 = 100) all items (CPI-U), or if such index shall cease to be published such reasonably comparable commercially recognized, governmental or non-partisan alternative publication the Committee shall select.

16.	The Committee, in its sole discretion may, but shall not be obligated to, allow the Recipient to exchange one or more non-qualified share options or incentive share options granted to the Recipient pursuant to the Company’s 1993 Share

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Incentive Plan or 2002 Share Incentive Plan or any subsequent share incentive plan of the Company (or any restricted shares received by the Recipient pursuant to the exercise of any such non-qualified share options or incentive share options) for one or more Rights to Repurchase upon terms and conditions approved by the Committee in its sole discretion.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

RECIPIENT ________________________________

CAMDEN PROPERTY TRUST

By: Name: Title:	__________________________ __________________________ __________________________

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EXCHANGE SUPPLEMENT A

RECIPIENT’S NAME:

I hereby exchange my right to receive unvested Restricted Shares in the amounts shown below in exchange for the indicated Rights to Repurchase.

Recipient's Signature	Date	Rights to Repurchase Received	Exercise Price per Share	Supplement B Reference

        This Exchange Supplement A is subject to the terms and conditions of the Master Exchange Agreement. See Exchange Supplement B for vesting dates of these Restricted Shares.

EXCHANGE SUPPLEMENT B

VESTING SCHEDULE

Exhibit 10.19

FORM OF
AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED
PARTNERSHIP OF CAMDEN OPERATING, L.P.

        THIS AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN OPERATING, L.P. (this “Amendment”) is entered into as of the 1st day of December, 2003, by and between CPT-GP, Inc. (“General Partner”), a Delaware corporation and a wholly owned subsidiary of Camden USA, Inc. (“Camden USA”), a Delaware corporation and a wholly owned subsidiary of Camden Property Trust (“CPT”or the “General Partner Entity”), a Texas real estate investment trust, as the general partner of Camden Operating, L.P., a Delaware limited partnership (the “Partnership”), Belcrest Realty Corporation, a Delaware corporation (“Belcrest”), Belmar Realty Corporation, a Delaware corporation (“Belmar”) and Belair Real Estate Corporation, a Delaware corporation (“Belair”; each of Belcrest, Belmar and Belair a “Series B Preferred Partner” and collectively, the “Series B Preferred Partners”).

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the Partnership and the Series B Preferred Partners desire to amend the terms of the Series B Preferred Units (as defined in the Partnership Agreement, as defined below), to provide that, from and after the date hereof, the Series B Priority Return that accrues on such Series B Preferred Units shall accrue at the rate per annum of 7.0%, and from and after the date hereof, the holders of the Series B Preferred Units shall have certain additional voting rights as set forth herein;

        WHEREAS, the signatories hereto desire to amend that certain Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of April 15, 1997, as amended (the “Partnership Agreement”), as set forth herein; any terms capitalized herein but not defined herein having the definitions therefor set forth in the Partnership Agreement;

        WHEREAS, the signatories hereto desire to cause an amendment to be made to that certain Statement of Designation of Series B Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest of Camden Property Trust, effective as of February 23, 1999, and filed with the office of the County Clerk of Harris County, Texas on February 24, 1999 (the “Statement of Designation”; the Partnership Agreement and the Statement of Designation as amended hereby are, collectively, the “Amended Documents”), as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Amended Documents as follows:

         1.     Partnership Agreement. The Partnership Agreement is hereby amended as follows:

         (a)     Section 16.1 is hereby amended by deleting the term “8.50%” from the second sentence therein and inserting the term “7.00%” in lieu thereof.

         (b)     Section 16.2 is hereby amended by deleting the term “8.5%” therefrom and inserting the term “7.0%” in lieu thereof.

         (c)     Section 16.3A is hereby amended by deleting the term “8.5%” from the first sentence therein and inserting the term “7.0%” in lieu thereof.

         (d)     Section 16.6A is hereby amended by deleting the phrase “the fifth (5th) anniversary of the issuance date.” from the first sentence therein and replacing it with “December 2, 2008.”

         (e)     Section 16.7B is hereby amended by deleting the phrase “the fifth (5th) anniversary of the date hereof” from clause (iii)(A) the first sentence therein and replacing it with “December 2, 2008".

         (f)     Section 16.7 is hereby amended by inserting the following as new paragraph C after paragraph B therein:

          “C.        Certain Additional Voting Rights. So long as any Series B Preferred Units remain outstanding, CPT shall solicit the affirmative vote of the holders of at least two-thirds (2/3) of the Series B Preferred Units outstanding at the time, prior to (i) consummating any transaction or series of transactions which would result in a Change of Control of CPT or the Partnership, (ii) consummating any transaction or series of transactions which would result in the common shares of CPT or any successor entity of CPT ceasing to be listed on at least one of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market (or, in each case, a successor thereto) or (iii) electing not to qualify for taxation as a real estate investment trust under Section 856 et seq. of the Code. For the purposes of this Section 16.7, “Change of Control” shall mean: (i) any sale or other disposition of all or substantially all of the assets of the Partnership or CPT, as the case may be, to an entity that is not an Affiliate of CPT; or (ii) any consolidation, amalgamation, merger, business combination, share exchange, reorganization or similar transaction involving the Partnership or CPT, as the case may be, pursuant to which the Partners of the Partnership or the stockholders of CPT, as the case may be, immediately prior to the consummation of such transaction will own less than a majority of the equity interest in the entity surviving such transaction. If the requisite holders of the Series B Preferred Units fail to approve any of the CPT actions specified in clauses (i), (ii) or (iii) of the first sentence of this Section 16.7C (each a “Mandatory Redemption Event”) and CPT still effectuates such action, then the sole remedy of the holders of Series B Preferred Units shall be that the Partnership shall immediately redeem all of

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the Series B Preferred Units outstanding at a redemption price, payable in cash, equal to the Capital Account balance of the holders of the Series B Preferred Units or, if greater, the original Capital Contribution of such holders plus the current Series B Priority Return, whether or not declared, to the date of such redemption to the extent not previously distributed; provided, however, that notwithstanding any provision hereof to the contrary, the actions specified in clause (i) of the first sentence of Section 16.7C shall not constitute a Mandatory Redemption Event if, on or prior to the date of the consummation of such transaction or transactions, a “nationally recognized statistical rating organization” (as such term is defined for purposes of Rule 436(g)(2) promulgated under the Securities Act) shall have affirmed the rating accorded the securities of CPT immediately prior to the public announcement of such transaction or transactions, or shall have upgraded such rating (or, if CPT is not the surviving entity in such transaction or transactions, affirmed that the rating of the securities of the successor to CPT shall be at least equal to the rating accorded the securities of CPT immediately prior to the public announcement of such transaction or transactions). The date of such redemption shall be the date of the Mandatory Redemption Event.”

         (g)     Section 16.9A.(i) is hereby amended by deleting the phrase “the tenth (10th) anniversary of the date of issuance” from the first sentence therein and inserting the phrase “January 1, 2013” in lieu thereof.

         (h)     Section 16.9A.(i) is hereby further amended by deleting the term “8.5%” from the first sentence therein and inserting the term “7.0%” in lieu thereof.

         (i)     Section 16.9A.(i) is hereby further amended by deleting the phrase “the tenth (10th) anniversary of the issuance date” from the second sentence therein and inserting the phrase “January 1, 2013” in lieu thereof.

         (j)     Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

         2.     The parties hereto hereby authorize and direct CPT (and its board of trust managers) to amend the Statement of Designation in accordance with the amendment to the Statement of Designation attached hereto as Exhibit A. Such amendment to the Statement of Designation shall be effective December 1, 2003 and shall be filed with the office of the County Clerk of Harris County, Texas as soon as reasonably practicable and in any event by December 5, 2003.

         3.     The Partnership hereby agrees that the obligations of the Partnership contained in Section 4(d) and Section 4(i) of that certain Contribution Agreement, dated as of February 23, 1999, by and among Belcrest, Belair, the Partnership and CPT shall be extended through December 31, 2004.

         4.     As soon as reasonably practicable following the execution of this Amendment by the Series B Partners, such Series B Partners shall return all of the certificates representing outstanding Series B Preferred Units to the Partnership. As soon as reasonably practicable following the receipt by the Partnership of such certificates, the Partnership shall reissue such certificates to reflect the terms of Series B Preferred Units, as amended hereby.

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         5.     Each of the Series B Preferred Partners makes the following representations and warranties to the Partnership and CPT as of the date hereof:

         (a)     Such Series B Preferred Partner is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Amendment and to consummate the transactions contemplated herein and the individuals executing this Amendment on behalf of such Series B Preferred Partner have been duly authorized by all necessary and appropriate action on behalf of such Series B Preferred Partner. Assuming the due execution and delivery hereof by CPT and the General Partner, this Amendment is a valid and binding obligation of such Series B Preferred Partner, enforceable against such Series B Preferred Partner in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and the availability of any particular equitable remedy.

         (b)     Neither the execution nor the delivery of this Amendment nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the articles of incorporation, bylaws or other organizational documents of such Series B Preferred Partner or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which such Series B Preferred Partner is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby by such Series B Preferred Partner.

         (c)     The Series B Preferred Partners collectively own all of the Preference Units issued pursuant to the Contribution Agreement and the Partnership Agreement, as amended.

         6.     Each of the Partnership and CPT (each a “Camden Entity”) makes the following representations and warranties to the Series B Preferred Partners as of the date hereof:

         (a)     Such Camden Entity is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Amendment and to consummate the transactions contemplated herein and the individuals executing this Amendment on behalf of such Camden Entity have been duly authorized by all necessary and appropriate action on behalf of such Camden Entity. Assuming the due execution and delivery hereof by each of the Series B Preferred Partners, this Amendment is a valid and binding obligation of such Camden Entity, enforceable against such Camden Entity in accordance with its terms (except, with respect to CPT, such enforceability is limited to the terms of Sections 1(f), 1(g), 1(h) and 1(i) hereof), except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and the availability of any particular equitable remedy.

         (b)     Neither the execution nor the delivery of this Amendment nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the

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terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the articles of incorporation, bylaws or other organizational documents of such Camden Entity or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which such Camden Entity is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby by such Camden Entity.

         7.     The parties agree to cooperate with either other in effectuating the transactions described herein and agree to execute such further documents and instruments as may reasonably be required to effectuate the transactions described herein.

         8.     This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         9.     This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

5 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GENERAL PARTENER: CPT-GP, INC.

By:	__________________________ Name: Title:

SERIES B PREFERRED PARTNERS BELCREST REALTY CORPORATION

By:	__________________________ Name: Title:

BELMAR REALTY CORPORATION

By:	__________________________ Name: Title:

BELAIR REAL ESTATE CORPORATION

By:	__________________________ Name: Title:

CAMDEN PROPERTY TRUST, for purpose of amendments to Section 16.7 and 16.9

By:	__________________________ Name: Title:

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EXHIBIT A

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